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                                                                  EXHIBIT 23(B)

                      CONSENT OF INDEPENDENT ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 14, 1997 included in Equifax Inc.'s Form 10-K for the year ended December 31, 1996.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

December 15, 1997